UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 19, 2022

Date of Report

(Date of earliest event reported)

BLUCORA, INC.

(Exact name of registrant as specified in its charter)

delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Olympus Boulevard, Suite 100
Dallas, Texas 75019

(Address of principal executive offices)

(972) 870-6400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 19, 2022, Blucora, Inc., a Delaware corporation (the “Company”), completed the previously announced sale of its tax software business to Franklin Cedar Bidco, LLC, a Delaware limited liability and an affiliate of Cinven (“Buyer”), in accordance with that certain Stock Purchase Agreement, dated as of October 31, 2022 (the “Purchase Agreement”), by and among the Company, TaxAct Holdings, Inc. (f/k/a Avantax Holdings, Inc.), a Delaware corporation and a direct subsidiary of the Company (“TaxAct”), Buyer and DS Admiral Bidco, LLC, a Delaware limited liability company, for an aggregate purchase price of $720 million in cash, subject to customary purchase price adjustments (the “Transaction”).

The above description of the Purchase Agreement and the Transaction is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 1, 2022 and is incorporated herein by reference.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Transaction on December 19, 2022 (the “Closing”), Steven Aldrich and Mary Zappone notified the Company on December 19, 2022 of their intention not to stand for reelection at the 2023 annual meeting of the Company’s stockholders (the “2023 Annual Meeting”). The Board has since adopted resolutions reducing the size of the Board from 11 to nine directors effective as of the 2023 Annual Meeting.

In addition, upon the Closing, Curtis Campbell, the President of TaxAct and Blucora Software, transferred to an affiliate of Buyer and ceased to be an executive officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Transaction is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Blucora, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 22, 2022

BLUCORA, INC.

By:	/s/ Ann J. Bruder
Ann J. Bruder
Chief Legal, Development and Administration Officer and Secretary

3